Services payable	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Services payable

23	Services payable

This line records the balances payable, mainly from services received from third parties, such as supply of electric power, reading of hydrometers and delivery of water and sewage bills, cleaning, surveillance and security services, collection, legal counsel services, audit, marketing and advertising and consulting services, among others. The amounts payable to the municipal governments related to transfers provided for in the concession agreements are also recorded. The balances as of December 31, 2023 and 2022 were R$ 749,226 and R$ 723,242, respectively. The consolidated balance as of December 31, 2023 was R$ 750,732.